LVIP Global Income Fund Supplement Dated September 29, 2016 to the Summary Prospectus dated May 1, 2016

This Supplement updates certain information in the Fund’s Summary Prospectus. You may obtain copies of the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

Revisions to the Summary Prospectus for LVIP Global Income Fund (the “Fund”):

The Average Annual Total Returns table on page 4 of the Summary Prospectus is hereby deleted and replaced with the following:

	Average Annual Total Returns For periods ended 12/31/15
	1 year	5 years	Lifetime Since inception (5/4/09)
LVIP Global Income Fund – Standard Class	(2.02%)	1.11%	3.70%
LVIP Global Income Fund – Service Class	(2.27%)	0.85%	3.46%
Citigroup World Government Bond Index non-U.S. (reflects no deductions for fees, expenses or taxes)	(5.54%)	(1.30%)	1.27%
Citigroup World Government Bond Index (reflects no deductions for fees, expenses or taxes)	(3.57%)	(0.08%)	1.81%